                              SECOND AMENDMENT TO THE
                               TAX SHARING AGREEMENT

     This Second Amendment ("Second Amendment") to the Tax Sharing Agreement is made and entered into this 1st day of November, 1997 to have the respective effective dates as set forth herein.

     WHEREAS, the Tax Sharing Agreement was entered into by and between KSL Recreation Corporation, a California corporation ("REC") and each of the entities described on Schedule A annexed thereto (the "Signator Corporations") dated April 30, 1997, to be effective November 1, 1996 (the "Agreement"), and as amended, such amendment to be effective the date of incorporation of KSL Recreation Group, Inc., March 14, 1997 (the "First Amendment");

     WHEREAS, the Parent, as defined in the Agreement, desires to amend and/or supplement certain Schedules to the Agreement as set forth herein; and

     WHEREAS, the Parent desires to amend certain provisions of the Agreement as set forth herein;

     NOW THEREFORE, in consideration of the promises and conditions set forth herein, the parties agree to amend the Agreement as follows:

     1. The capitalized terms contained in this Second Amendment shall have the same meaning as that set forth in the Agreement.

     2. The introductory paragraph of the Agreement and the First Amendment shall be modified by deleting in the second line of said paragraph the word "California" and substituting therefor the word "Delaware".

     3. The second paragraph of the First Amendment shall be modified by deleting in the third line of said paragraph the words "Hotel and Lanier" and substituting therefore the words "Florida and Georgia".

     4. On May 16, 1997, KSL Desert Resorts, Inc. was merged into its then parent corporation, KSL Landmark Corporation. Concurrently, the name of KSL Landmark Corporation was changed to KSL Desert Resorts, Inc., therefore the Landmark Subgroup shall hereinafter be referred to as the "Desert Resorts Subgroup".

     5. KSL Citrus Properties, Inc. and KSL Development Corporation shall be Members (as defined therein) of the Land Group and said corporations shall be Signator Corporations under the Agreement effective the effective date of the Agreement.

     6. Pursuant to Section 2.5 FUTURE MEMBERS of the Agreement, (i) KSL Land III Corporation, KSL Land IV Corporation and Landaq, Inc. (formerly KSL Casitas Corporation) shall be added as Members of the Land Group and Signator Corporations under the Agreement effective the fiscal year ended October 31, 1997; (ii) KSL Silver Properties, Inc. shall be added as a Member of the Rec Group and Florida Subgroup, and a Signator Corporation under the Agreement effective September 16, 1997, its date of incorporation; and (iii) Casitas Plaza Corporation shall be added as a Member of the Rec Group and Landmark Subgroup, and a Signator Corporation under the Agreement effective October 27, 1997, its date of incorporation.

     7. Pursuant to Section 2.5 of the Agreement, a new Subgroup of the REC Group shall be designated as the Grand Traverse Subgroup and shall include the following corporations: KSL Grand Traverse Holdings, Inc., KSL Grand Traverse Land, Inc., KSL Grand Traverse Realty, Inc., KSL Grand Traverse Resort, Inc. and KSL Water Works, Inc., and said corporations shall be deemed Members of the REC Group and Signator Corporations under the Agreement effective July 16, 1997 (the earliest date of incorporation of the corporations named in this Section). KSL Grand Traverse Holdings, Inc. shall be designated as the Subgroup Agent for the Grand Traverse Subgroup.

     8. Effective the fiscal year ended October 31, 1997, KSL Travel, Inc., KSL Real Estate Company (formerly Wild West Desert Properties, Inc.) and Las Casitas Corporation (formerly KSL Vacation Resorts, Inc.) shall become Members of the Landmark Group and shall no longer be deemed as Travel Subgroup, Wild West Subgroup and Vacation Subgroup, respectively.

     9. Income and franchise taxes of the Rec Group shall not be applicable to new Members and/or Subgroups for periods preceding their stated effective dates as Members and/or Subgroups and Signator Corporations under the Agreement.

     10. Pursuant to the First Amendment, the Grand Traverse Subgroup shall also be added to and deemed Members of the Bond Subgroup effective July 16, 1997, and, as such, will be treated as a single subgroup along with KSL Recreation Group, Inc., and the Landmark, Fairways, Florida and Georgia Subgroups, comprising the Bond Subgroup.

     11. Pursuant to the Agreement, First Amendment and the changes and additions described herein this Second Amendment, revised schedules (the "Schedules") to the Agreement are attached hereto as EXHIBIT A and shall replace the schedules to the Agreement in their entirety.

     12.  Exhibit II to the Agreement has been revised and is attached hereto as
Exhibit II to this Second Amendment and shall replace Exhibit II to the Agreement in its entirety.

     13. All other terms, covenants and conditions set forth in the Agreement and the First Amendment shall be and remain in full force and effect. In the event of any conflict between the provisions of this Second Amendment and the provisions of the Agreement and/or the First Amendment, the provisions of this Second Amendment shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to become effective as of the respective dates set forth herein.

                              KSL Recreation Corporation
                              KSL Recreation Group, Inc.
                              KSL Land Holdings, Inc.
                              KSL Desert Resorts, Inc.
                              Las Casitas Corporation
                              KSL Real Estate Company
                              KSL Travel, Inc.
                              Casitas Plaza Corporation
                              KSL Golf Holdings, Inc.
                              KSL Fairways Golf Corporation
                              KSL Florida Holdings, Inc.
                              KSL Hotel Corp.
                              KSL Silver Properties, Inc.
                              KSL Georgia Holdings, Inc.
                              KSL Lake Lanier, Inc.
                              KSL Grand Traverse Holdings, Inc.
                              KSL Grand Traverse Land, Inc.
                              KSL Grand Traverse Realty, Inc.
                              KSL Grand Traverse Resort, Inc.
                              KSL Water Works, Inc.
                              KSL Land Corporation
                              KSL Citrus Properties, Inc.
                              KSL Development Corporation
                              KSL Land II Corporation
                              KSL Land III Corporation
                              KSL Land IV Corporation
                              Landaq, Inc.
                                        Delaware corporations




                              By:       /s/ John K. Saer Jr.
                                 --------------------------------
                              Name:          John K. Saer Jr.
                                 --------------------------------
                              Title:         Vice President
                                 --------------------------------

                                     EXHIBIT A

                                     (Attached)

                                      EXHIBIT 1
        ILLUSTRATION OF THE CALCULATION REQUIRED PURSUANT TO PARAGRAPH 4.2 (a)




                                     LANDMARK       FLORIDA       FAIRWAYS       GEORGIA         WILD WEST
           ENTITY                    SUBGROUP       SUBGROUP      SUBGROUP       SUBGROUP        SUBGROUP        TOTAL
------------------------------------------------------------------------------------------------------------------------
KSL Landmark Corporation              (10,500)
KSL Desert Resorts, Inc.              (27,000)
KSL Florida Holdings                                  (9,000)
KSL Hotel Corp                                       (25,000)
KSL Golf Holdings, Inc.                                                (500)
KSL Fairways Wisconsin I, Inc.                                            0
KSL Fairways Wisconsin II, Inc.                                           0
KSL Fairways Wisconsin III, Inc.                                          0
KSL Fairways Golf Corp.                                             (23,000)
KSL Fairways Midwest                                                  5,000
KSL Georgia Holdings                                                                 1,000
KSL Lake Lanier, Inc.                                                                4,000
Wild West Desert Properties                                                                        10,000
                                   -------------------------------------------------------------------------------------

Taxable Income/(Loss)                 (37,500)       (34,000)       (18,500)         5,000         10,000        (75,000)

Federal Tax Rate                          34%            34%            34%            34%            34%            34%
                                   -------------------------------------------------------------------------------------

Tax Affect of Income/(Loss)           (12,750)       (11,560)        (6,290)         1,700          3,400        (25,500)
                                   -------------------------------------------------------------------------------------
                                   -------------------------------------------------------------------------------------

Allocation of Loss
to Subgroups  **                      (31,250)       (28,333)       (15,417)                                     (75,000)

Loss as if Subgroups Filed
Separate Tax Returns                  (37,500)       (34,000)       (18,500)                                     (90,000)
                                   -------------------------------------------------------------------------------------

Difference in Allocation Resulting
From Consolidated Tax Return            6,250          5,667          3,083                                       15,000

Federal Tax Rate                          34%            34%            34%                                          34%
                                   -------------------------------------------------------------------------------------

Tax on Difference                       2,125          1,927          1,048                                        5,100
                                   -------------------------------------------------------------------------------------
                                   -------------------------------------------------------------------------------------

Intercompany Receivable/Payable         2,125          1,927          1,048         -1,700         -3,400              0
                                   -------------------------------------------------------------------------------------
                                   -------------------------------------------------------------------------------------

** Allocation is calculated by dividing subgroup's separate loss into the sum of all losses, and multiplying the resulting fraction by the consolidated net income/loss.


Example:  KSL Landmark Corp.

Subgroup Loss                           (37,500)
Total Losses                            (90,000)
                                      ----------
Ratio                                     41.67%
Consolidated Taxable Loss               (75,000)
                                      ----------
Allocated Loss                          (31,250)
                                      ----------
                                      ----------

                                      EXHIBIT 2
        ILLUSTRATION OF THE CALCUATION REQUIRED PURSUANT TO PARAGRAPH 4.2 (a)
                       (After Effective Date of the Amendment)


                                            BOND                         KSL Land
ENTITY                                    SUBGROUP           REC          Holding        TOTAL
-----------------------------------------------------------------------------------------------
KSL Recreation Group, Inc.                                150,000
KSL Desert Resorts, Inc.                  (160,000)
KSL Florida Holdings                        75,000
KSL Hotel Corp                              80,000
KSL Golf Holdings, Inc.                      2,000
KSL Fairways Golf Corp.                      4,000
KSL Grand Traverse Holding, Inc.            12,500
KSL Georgia Holdings                         2,000
KSL Lake Lanier, Inc.                      500,000
KSL Travel, Inc.                            10,000
Wild West Desert Properties               (225,500)
KSL Land Holdings, Inc.                                                 (600,000)
                                        -------------------------------------------------------

Taxable Income/(Loss)                      300,000        150,000       (600,000)      (150,000)

Federal Tax Rate                               34%            34%            34%            34%
                                        -------------------------------------------------------

Tax Affect of Income/(Loss)                102,000         51,000       (204,000)       (51,000)
                                        -------------------------------------------------------
                                        -------------------------------------------------------

Allocation of Loss
to Subgroups  **                                           50,000       (200,000)      (150,000)


Income/(Loss) as if Subgroups
Filed Separate Tax Returns                                150,000       (600,000)      (450,000)
                                        -------------------------------------------------------
Difference in Allocation Resulting
From Consolidated Tax Return                             (100,000)       400,000        300,000

Federal Tax Rate                                              34%            34%            34%
                                        -------------------------------------------------------


Tax on Difference                                         (34,000)       136,000        102,000
                                        -------------------------------------------------------
                                        -------------------------------------------------------


Intercompany Receivable/Payable           (102,000)       (34,000)       136,000              0
                                        -------------------------------------------------------
                                        -------------------------------------------------------


                                      SCHEDULE A

                                SIGNATOR CORPORATIONS

KSL Recreation Corporation
KSL Recreation Group, Inc.
KSL Land Holdings, Inc. (formerly Xochimilco Properties, Inc.)
KSL Desert Resorts, Inc.
Las Casitas Corporation (formerly KSL Vacation Resorts, Inc.)
KSL Real Estate Company (formerly Wild West Desert Properties, Inc.) KSL Travel, Inc.
Casitas Plaza Corporation
KSL Golf Holdings, Inc.
KSL Fairways Golf Corporation
KSL Florida Holdings, Inc.
KSL Hotel Corp.
KSL Silver Properties, Inc.
KSL Georgia Holdings, Inc.
KSL Lake Lanier, Inc.
KSL Land Corporation
KSL Citrus Properties, Inc.
KSL Development Corporation
KSL Land II Corporation
KSL Land III Corporation
KSL Land IV Corporation
Landaq, Inc.
KSL Grand Traverse Holdings, Inc.
KSL Grand Traverse Land, Inc.
KSL Grand Traverse Realty, Inc.
KSL Grand Traverse Resort, Inc.
KSL Water Works, Inc.

                                     SCHEDULE B

                                 REC GROUP MEMBERS

KSL Recreation Corporation
KSL Land Holdings, Inc. (formerly Xochimilco Properties, Inc.)
KSL Recreation Group, Inc.
KSL Desert Resorts, Inc.
Las Casitas Corporation (formerly KSL Vacation Resorts, Inc.)
KSL Real Estate Company (formerly Wild West Desert Properties, Inc.) KSL Travel Inc.
Casitas Plaza Corporation
KSL Golf Holdings, Inc.
KSL Fairways Golf Corporation
KSL Florida Holdings, Inc.
KSL Hotel Corp.
KSL Silver Properties, Inc.
KSL Georgia Holdings, Inc.
KSL Lake Lanier, Inc.
KSL Grand Traverse Holdings, Inc.
KSL Grand Traverse Land, Inc.
KSL Grand Traverse Realty, Inc.
KSL Grand Traverse Resort, Inc.
KSL Water Works, Inc.

                                     SCHEDULE C

                                 LAND GROUP MEMBERS

KSL Land Corporation
KSL Citrus Properties, Inc.
KSL Development Corporation
KSL Land II Corporation
KSL Land III Corporation
KSL Land IV Corporation
Landaq, Inc. (formerly KSL Casitas Corporation)

                                     SCHEDULE D

                              DESERT RESORTS SUBGROUP
                            (FORMERLY LANDMARK SUBGROUP)

KSL Desert Resorts, Inc. (formerly KSL Landmark Corporation)
Las Casitas Corporation (formerly KSL Vacation Resorts, Inc.)
KSL Real Estate Company (formerly Wild West Desert Properties, Inc.) KSL Travel, Inc.
Casitas Plaza Corporation

                                     SCHEDULE E

                                  FLORIDA SUBGROUP

KSL Florida Holdings, Inc.
KSL Hotel Corp.
KSL Silver Properties, Inc.

                                      SCHEDULE F

                                  FAIRWAYS SUBGROUP

KSL Golf Holdings, Inc.
KSL Fairways Golf Corporation

                                      SCHEDULE G

                                   GEORGIA SUBGROUP

KSL Georgia Holdings, Inc.
KSL Lake Lanier, Inc.

                                     SCHEDULE H

                               LAND HOLDINGS SUBGROUP
                           (FORMERLY XOCHIMILCO SUBGROUP)

KSL Land Holdings, Inc. (formerly Xochimilco Properties, Inc.)

                                     SCHEDULE I

                                   BOND SUBGROUP

KSL Recreation Group, Inc.
Desert Resorts Subgroup
Fairways Subgroup
Florida Subgroup
Georgia Subgroup
Grand Traverse Subgroup

                                     SCHEDULE J

                              GRAND TRAVERSE SUBGROUP

KSL Grand Traverse Holdings, Inc.
KSL Grand Traverse Land, Inc.
KSL Grand Traverse Realty, Inc.
KSL Grand Traverse Resort, Inc.
KSL Water Works, Inc.